PRUDENTIAL SERIES FUND

PSF Global Portfolio

Supplement dated August 31, 2022 to the
Currently Effective Summary Prospectus, Prospectus
and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Prudential Series Fund (the Trust) relating to the PSF Global Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Mr. Marco Aiolfi and Mr. Ed Campbell are added as portfolio managers of the Portfolio. Effective immediately, Mr. Joel Kallman no longer serves as portfolio manager of the Portfolio.

To reflect these changes, the Trust’s Prospectus, SAI and the Summary Prospectus relating to the Portfolio are hereby revised as follows effective immediately:

I.All references to Mr. Kallman are hereby removed from the Trust’s Prospectus and SAI and the Summary Prospectuses relating to the Portfolio.

II. The table in the section of the Summary Prospectuses and Prospectus entitled “Summary: AST PSF Global Portfolio – Management of the Portfolio,” is hereby revised by adding the following information with respect to Mr. Aiolfi and Mr. Campbell:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Quantitative Solutions LLC	Mr. Marco Aiolfi	Managing Director, Portfolio Manager	August 2022
PGIM Investments LLC	PGIM Quantitative Solutions LLC	Mr. Edward Campbell	Managing Director, Portfolio Manager	August 2022

III.The following is hereby added after the last paragraph in the sections of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – PSF Global Portfolio - PGIM Quantitative Solutions Segment:”

Marco Aiolfi, PhD, is a Managing Director and Co-Head of PGIM Quantitative Solutions’ Multi-Asset team. In this capacity, he spearheads the group’s strategic initiatives and is responsible for portfolio management and product development of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing   research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco’s articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management.  He earned a BA in economics and a PhD in economics from Bocconi University in Italy.

Edward L. Campbell, CFA, is a Managing Director and Co-Head of PGIM Quantitative Solutions’ Multi-Asset team. In this capacity, he is responsible for managing key investment products & strategic client relationships, economic & market research, investment strategy messaging, and product development. Ed also represents the firm through appearances in major media outlets, including CNBC and Bloomberg Television. Prior to joining PGIM Quantitative Solutions, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from the City University of New York and an MBA in finance, global business and organizational leadership from the New York University (NYU) Stern School of Business with highest honors. He is a member of PGIM’s Thought Leadership Council and currently serves on PGIM’s Latinx Executive Leadership Team (ELT).  He served a two-year term in the Corporate Leaders Program at the Council of Foreign Relations (CFR) ending in 2018 and was a founding member of PGIM’s Diversity and Inclusion Task Force. He is currently a member of the Board of Trustees for The Winston School of Short Hills.

IV. The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – PSF Global Portfolio” is hereby revised by adding the following information with respect to Mr. Aiolfi and Mr. Campbell:

Subadviser	Portfolio Managers	Registered Investment Companies* (in millions)	Other Pooled Investment Vehicles* (in millions)	Other Accounts* (in millions)	Ownership of Portfolio Securities*
PGIM Quantitative Solutions LLC	Marco Aiolfi	36/$58,918,692,212	7/$2,324,542,361	11/$778,933,888	None
	Edward Campbell	33/$58,653,402,978	6/$2,121,915,052	11/$778,933,888	None

*Information as of 07/31/2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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